EXECUTION VERSION

This Guaranty is subject to the terms of a Subordination and Intercreditor Agreement (the “Intercreditor Agreement”) dated as of July 17, 2007 by and among BHC Interim Funding II, L.P. (“BHC”), Wells Fargo Bank, National Association (“Wells Fargo”), acting through its Wells Fargo Business Credit operating division, the Borrower and the Guarantors, which Intercreditor Agreement is incorporated herein by reference. Notwithstanding any statement to the contrary in this Guaranty, (i) no payment on account of principal, interest, fees or other amounts shall become due or be paid except in accordance with the terms of the Intercreditor Agreement, and (ii) any security interest, lien, pledge or encumbrance granted to BHC shall be subordinate to the security interest, lien, pledge or encumbrance granted to Wells Fargo and shall be enforceable only in accordance with the terms of the Intercreditor Agreement until such time when the Senior Debt (as defined in the Intercreditor Agreement) has been paid in full.

CONTINUING UNCONDITIONAL GUARANTY
(Corporate Guarantors)

WHEREAS, Airgate International Corporation, a New York corporation, as borrower (“Borrower”) and the Guarantors (as defined in the Loan Agreement), from time to time party thereto are entering into that certain Loan and Security Agreement dated as of July 17, 2007 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”; all capitalized terms used herein shall have the same meanings ascribed to them in the Loan Agreement unless otherwise expressly stated) with BHC INTERIM FUNDING II, L.P., a Delaware limited partnership (the “Lender”), pursuant to which Lender is concurrently making a secured term loan to Borrower (the “Term Loan”); and

WHEREAS, Lender has required that each Guarantor, execute and deliver this Continuing Unconditional Guaranty (this “Guaranty”) to Lender as a condition precedent to making the Term Loan to Borrower pursuant to the Loan Agreement; and

WHEREAS, each Guarantor is an Affiliate of Borrower and therefore such Guarantor will directly or indirectly receive certain benefits from the credit accommodations hereinabove described and is therefore willing to guaranty the prompt payment and performance of the Obligations (as such term is hereinafter defined) of Borrower, on the terms set forth in this Guaranty.

NOW, THEREFORE, for value received and in consideration of Lender’s execution of the Loan Agreement and making of the Term Loan to Borrower, the undersigned irrevocably, absolutely and unconditionally guarantees (i) the full and prompt payment when due, whether at maturity or earlier, by reason of acceleration or otherwise, and at all times thereafter, of all of the indebtedness and obligations of every kind and nature of Borrower to Lender, or any parent, affiliate or subsidiary of Lender (the term “Lender” as used hereafter shall include such parents, affiliates and subsidiaries), pursuant to the terms of the Loan Agreement and the other Loan Documents, and whether principal, interest, fees, costs, expenses or otherwise (including, without limitation, any interest, fees or reasonable expenses accruing following the commencement of any insolvency, receivership, reorganization or bankruptcy case or proceeding relating to Borrower, whether or not a claim for post-petition interest, fees or expenses is allowed in such case or proceeding), howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, joint or several, now or hereafter existing, or due or to become due, and howsoever owned, held or acquired by Lender, whether through discount, overdraft, purchase, direct loan or as collateral or otherwise; and (ii) the prompt, full and faithful discharge by Borrower of each and every term, condition, agreement, covenant, representation and warranty now or hereafter made by Borrower to Lender under the Loan Agreement and the other Loan Documents (as such term is defined in the Loan Agreement) (all such indebtedness and obligations being hereinafter referred to as the “Obligations”). For sake of clarity, the Obligations shall include all “Obligations” as defined in the Loan Agreement. Each Guarantor further agrees to pay all reasonable out-of-pocket costs and expenses, including, without limitation, all court costs and reasonable attorneys’ and paralegals’ fees paid or incurred by Lender in collecting all or any part of the Obligations from, or in prosecuting or defending any action against, any Guarantor or any other guarantor of all or any part of the Obligations. All amounts payable by any Guarantor under this Guaranty shall be payable upon demand by Lender and shall be made in lawful money of the United States, in immediately available funds.

SECTION 1.  No Fraudulent Conveyance. Notwithstanding any provision of this Guaranty to the contrary, it is intended that this Guaranty, and any liens and security interests granted by each Guarantor to secure this Guaranty, do not constitute a “Fraudulent Conveyance” (as defined below). Consequently, each Guarantor agrees that if this Guaranty, or any liens and security interests securing this Guaranty, would, but for the application of this sentence, constitute a Fraudulent Conveyance, this Guaranty and each such lien and security interest shall be valid and enforceable only to the maximum extent that would not cause this Guaranty or such lien and security interest to constitute a Fraudulent Conveyance, and this Guaranty or the other Loan Documents providing for such liens and security interests shall automatically be deemed to have been amended accordingly at all relevant times. For purposes hereof, “Fraudulent Conveyance” means a fraudulent conveyance under Section 548 of the Bankruptcy Code (as hereinafter defined) or a fraudulent conveyance or fraudulent transfer under the provisions of any applicable fraudulent conveyance or fraudulent transfer law or similar law of any state, nation or other governmental unit, as in effect from time to time.

SECTION 2.  Unconditional Guaranty. Each Guarantor hereby agrees that, except as hereinafter provided, its obligations under this Guaranty shall be irrevocable, absolute and unconditional, irrespective of (i) the validity or enforceability of the Obligations or any part thereof, or of any promissory note or other document evidencing all or any part of the Obligations, (ii) the absence of any attempt to collect from Borrower or any other guarantor all or any part of the Obligations or other action to enforce the same, (iii) the waiver or consent by Lender with respect to any provision of any instrument evidencing the Obligations, or any part thereof, or any other agreement heretofore, now or hereafter executed by Borrower or any other guarantor, and delivered to Lender, (iv) failure by Lender to take any steps to perfect and maintain its security interest in, or to preserve its rights, title or interest in and to, any security or collateral for the Obligations, (v) the existence or nonexistence of any defenses which may be available to Borrower or any other guarantor with respect to all or any part of the Obligations, (vi) the institution of any proceeding under Chapter 11 of Title 11 of the United States Code (11 U.S.C. § 101 et seq.), as amended (the “Bankruptcy Code”), or any similar proceeding, by or against Borrower or any other guarantor or Lender’s election in any such proceeding of the application of Section 1111(b)(2) of the Bankruptcy Code, (vii) any borrowing or grant of a security interest by Borrower, as debtor-in-possession, under Section 364 of the Bankruptcy Code (or use of cash collateral under Section 363 of the Bankruptcy Code), (viii) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of Lender’s claim(s) for repayment of the Obligations, or (ix) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of any other guarantor.

SECTION 3.  Waiver. Each Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of receivership or bankruptcy of Borrower or any other guarantor, protest or notice (except as provided elsewhere in the Loan Documents) with respect to the Obligations and all demands whatsoever, and covenants that this Guaranty will not be discharged, except by the complete and indefeasible payment and satisfaction in full of all of the Obligations. Each Guarantor further waives notice of (i) acceptance of this Guaranty, (ii) the existence or incurring from time to time of any Obligations guarantied hereunder, (iii) the existence of any Default or Event of Default, demand of payment, nonpayment, or Lender taking any action, under the Loan Agreement or any other Loan Document, and (iv) default and demand hereunder. Upon the occurrence and during the continuance of any Event of Default (as defined in the Loan Agreement), Lender may, in its sole election (regardless of whether the liability of Borrower or any other guarantor of all or any part of the Obligations has matured or may then be enforced), proceed directly and at once, without notice, against any Guarantor to collect and recover the full amount or any portion of the Obligations, without first proceeding against Borrower, any other guarantor, or any other Person (as defined in the Loan Agreement), firm or corporation, or against any security or collateral for the Obligations. Each Guarantor agrees that this Guaranty constitutes a guarantee of payment when due and not of collection.

SECTION 4.  Authorization. Lender is hereby authorized, without notice or demand and without affecting the liability of any Guarantor hereunder, at any time and from time to time to (i) renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, the Obligations or otherwise modify, amend or change the terms of any promissory note or other agreement, document or instrument now or hereafter executed by Borrower or any other guarantor and delivered to Lender; (ii) accept partial payments on the Obligations; (iii) take and hold security or collateral for the payment of the Obligations guaranteed hereby, or for the payment of this Guaranty, or for the payment of any other guaranties of the Obligations, and exchange, enforce, waive and release any such security or collateral; (iv) apply such security or collateral and direct the order or manner of sale or other disposition thereof in its discretion as it may determine; and (v) settle, release, compromise, collect or otherwise liquidate the Obligations and any security or collateral therefor in any manner, without affecting or impairing the obligations of any Guarantor hereunder. Lender shall have the exclusive right to determine the time and manner of application of any payments or credits, whether received from Borrower or any other source, and such determination shall be binding on each Guarantor. All such payments and credits may be applied, reversed and reapplied, in whole or in part, to any of the Obligations as Lender shall determine in its discretion without affecting the validity or enforceability of this Guaranty.

SECTION 5.  Security Interest. To secure the payment and performance of the Obligations and each Guarantor’s obligations hereunder, each Guarantor grants to Lender a continuing perfected lien on and security interest in all of such Guarantor’s right, title and interest in and to the Collateral (as hereinafter described). The term “Collateral” is and consists of all of the kinds and types of property described in subsections (A) through (J) hereof, whether now owned or hereafter at any time arising, acquired or created by such Guarantor and wherever located, and includes all replacements, additions, accessions, substitutions, and repairs, relating thereto or therefrom (all of the capitalized terms used in the following subsections, unless otherwise defined herein, shall have the meanings ascribed to such terms under the Uniform Commercial Code as in effect in the State of New York, as applicable): (A) Accounts; (B) Deposit Accounts; (C) Documents of Title; (D) Equipment; (E) General Intangibles; (F) Inventory; (G) Investment Property; (H) Intellectual Property; (I) property of each Guarantor of the type described in the definition of the term “Other Collateral” contained in the Loan Agreement; and (J) proceeds of all or any of the property described above, including, without limitation, the proceeds of any insurance policies covering any of the above described property. Each Guarantor hereby authorizes Lender to record without such Guarantor’s signature any and all financing statements deemed necessary or appropriate by Lender to the perfection of its security interest in the Collateral. Each Guarantor agrees that Lender shall have the rights and remedies of a secured party under the Uniform Commercial Code of the State of New York, as now existing or hereafter amended, with respect to all of the aforesaid property, including, without limitation, thereof, the right to sell or otherwise dispose of any or all of such property and apply the proceeds of such sale to the payment of the Obligations. In addition, at any time during the existence of an Event of Default, Lender may, in its discretion, without notice to any Guarantor and regardless of the acceptance of any security or collateral for the payment hereof, appropriate and apply toward the payment of the Obligations (i) any indebtedness due from Lender to any Guarantor, and (ii) any moneys, credits or other property belonging to any Guarantor, at any time held by or coming into the possession of Lender whether for deposit or otherwise.

SECTION 6.  Guarantors’ Responsibility. Each Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of Borrower and any and all endorsers and/or other guarantors of any instrument or document evidencing all or any part of the Obligations and of all other circumstances bearing upon the risk of nonpayment of the Obligations or any part thereof, and each Guarantor hereby agrees that Lender shall have no duty to advise any Guarantor of information known to Lender regarding such condition or any such circumstances or to undertake any investigation. If Lender, in its discretion, undertakes at any time or from time to time to provide any such information to any Guarantor, Lender shall be under no obligation to update any such information or to provide any such information to any Guarantor on any subsequent occasion. Each Guarantor further acknowledges that such Guarantor has examined or had the opportunity to examine the Loan Agreement and the other Loan Documents, and waives any defense which may exist resulting from such Guarantor’s failure to receive or examine at any time the Loan Agreement or the other Loan Documents.

SECTION 7.  Consent. Each Guarantor consents and agrees that Lender shall be under no obligation to marshal any assets in favor of or against such Guarantor or in payment of any or all of the Obligations. Each Guarantor further agrees that, to the extent that Borrower, any Guarantor or any other Person makes a payment or payments to Lender, or Lender receives any proceeds of Collateral (as defined in the Loan Agreement), which payment or payments or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to Borrower, its estate, trustee, receiver or any other Person, including, without limitation, such Guarantor, under any bankruptcy law, state or federal law, common law or equitable theory, then to the extent of such payment or repayment, the Obligations or the part thereof which has been paid, reduced or satisfied by such amount, and such Guarantor’s obligations hereunder with respect to such portion of the Obligations, shall be reinstated and continued in full force and effect as of the date such initial payment, reduction or satisfaction occurred.

SECTION 8.  Transfer. Lender may sell or assign the Obligations or any part thereof, or grant participations therein, and in any such event, each and every immediate or remote assignee or holder of, or participant in, all or any of the Obligations shall have the right to enforce this Guaranty, by suit or otherwise, for the benefit of such assignee, holder or participant, as fully as if herein by name specifically given such right, but Lender shall have an unimpaired right, prior and superior to that of any such assignee, holder or participant, to enforce this Guaranty for the benefit of Lender, as to any part of the Obligations retained by Lender.

SECTION 9.  Binding on Assigns. This Guaranty shall be binding upon each Guarantor and upon the heirs, executors, successors (including, without limitation, any receiver, trustee or debtor-in-possession of or for such Guarantor) and assigns of such Guarantor, and shall inure to the benefit of Lender and its successors in interest and assigns; provided, however, that Guarantor’s obligations hereunder may not be delegated or assigned without Lender’s prior written consent.

SECTION 10.  Representations and Warranties. Each Guarantor represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to Lender that:

(a)  Guarantor has the full power, authority and legal capacity to execute, deliver and perform this Guaranty and the transactions contemplated hereby;

(b)  No consent of any person (including, without limitation, creditors of Guarantor), which has not been obtained as of the date hereof, and no consent, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required in connection with the execution, delivery, performance, validity or enforceability of this Guaranty and the transactions contemplated hereby;

(c)  This Guaranty has been duly executed and delivered on behalf of Guarantor, and constitutes the legal, valid and binding obligation of Guarantor, enforceable in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors’ rights generally;

(d)  The execution, delivery and performance of this Guaranty will not violate any applicable law, organizational document of Guarantor, or material agreement by which Guarantor or its properties or assets are bound; and

(e)  It is in Guarantor’s direct interest to assist Borrower in procuring credit because Guarantor has a direct or indirect investment in or business relationship with Borrower.

SECTION 11.  Continuation. This Guaranty shall continue in full force and effect (and may not be revoked or terminated), and Lender shall be entitled to make the Term Loan and extend other financial accommodations to Borrower on the faith hereof until such time as Lender has, in writing, notified Guarantors that all of the Obligations have been indefeasibly paid and satisfied in full and the Loan Agreement has been terminated.

SECTION 12.  Subrogation. Any and all rights of any nature of each Guarantor to subrogation, contribution, reimbursement or indemnity and any right of such Guarantor to recourse to any assets or property of, or payment from, Borrower or any other guarantor of all or any part of the Obligations as a result of any payments made or to be made hereunder for any reason are hereby unconditionally waived, and such Guarantor shall not at any time exercise any of such rights unless and until all of the Obligations have been indefeasibly paid and satisfied in full. Any payments received by any Guarantor in violation of this Section 12 shall be held in trust for and immediately remitted to Lender.

SECTION 13.  Subordination. The payment of any and all of the indebtedness, liabilities and obligations of Borrower to Guarantors of every kind or nature, whether joint or several, due or to become due, absolute or contingent, now existing or hereafter arising, and whether principal, interest, fees, costs, expenses or otherwise (collectively, the “Subordinated Debt”), is expressly subordinated to the Obligations. So long as any Obligations remain outstanding and the Loan Agreement has not been terminated, no payment of any kind (by voluntary payment, prepayment, acceleration, setoff or otherwise) of any portion of the Subordinated Debt may be made by Borrower or received or accepted by any Guarantor at any time. Until such time as the Obligations have been indefeasibly paid and satisfied in full and the Loan Agreement has been terminated, each Guarantor will not (i) obtain any Lien on any property of Borrower to secure the Subordinated Debt, or (ii) make demand for payment of all or any part of the Subordinated Debt or commence any lawsuit, action or proceeding of any kind against Borrower to recover all or any part of the Subordinated Debt. Any payments received by any Guarantor in violation of this Section 13 shall be held in trust for and immediately remitted to Lender.

SECTION 14.  GOVERNING LAW. THIS GUARANTY SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

SECTION 15.  CONSENT TO JURISDICTION; SERVICE OF PROCESS. EACH GUARANTOR HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF NEW YORK, STATE OF NEW YORK, AND IRREVOCABLY AGREES THAT, SUBJECT TO LENDER’S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS GUARANTY SHALL BE LITIGATED IN SUCH COURTS. EACH GUARANTOR ACCEPTS FOR ITSELF, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS GUARANTY. EACH GUARANTOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON SUCH GUARANTOR BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, DIRECTED TO SUCH GUARANTOR, AT SUCH GUARANTOR’S ADDRESS SET FORTH ON THE SIGNATURE PAGE HEREOF OR AS MOST RECENTLY NOTIFIED BY SUCH GUARANTOR IN WRITING, AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED AS AFORESAID.

SECTION 16.  JURY TRIAL WAIVER. EACH GUARANTOR AND LENDER HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY. EACH GUARANTOR AND LENDER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS GUARANTY AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH GUARANTOR AND LENDER FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

SECTION 17.  Entire Agreement; Severability. This Guaranty represents the entire understanding and agreement between each Guarantor, on the one hand, and Lender, on the other hand, with respect to the subject matter contained herein, and there are no other existing agreements or understandings, whether oral or written, between or among such parties as to such subject matter. Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

SECTION 18.  Cumulative Remedies; Amendments. All rights and remedies hereunder and under the Loan Agreement and the other Loan Documents are cumulative and not alternative, and Lender may proceed in any order from time to time against Borrower, each Guarantor or any other guarantor of all or any part of the Obligations and their respective assets. Lender shall not have any obligation to proceed at any time or in any manner against, or exhaust any or all of Lender’s rights against, Borrower or any other guarantor of all or any part of the Obligations prior to proceeding against any Guarantor hereunder. No failure or delay on the part of Lender in the exercise of any power, right or privilege shall impair such power, right or privilege or be construed to be a waiver of any Default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. No amendment, modification or waiver of any provision of this Guaranty, or consent to any departure by any Guarantor therefrom, shall be effective unless the same shall be in writing and signed by Lender and each Guarantor. Each amendment, modification or waiver shall be effective only in the specific instance and for the specific purpose for which the same was consented to by Lender.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, this Guaranty has been duly executed by the undersigned as of July ___, 2007.

BORROWER:

AIRGATE INTERNATIONAL CORPORATION

By: /s/Scott Turner
Name: Scott Turner
Title: Vice President

GUARANTORS:

PACIFIC CMA, INC.

By: /s/Scott Turner
Name: Scott Turner
Title: Vice President

AIRGATE INTERNATIONAL CORPORATION (Chicago)
By: /s/Scott Turner
Name: Scott Turner
Title: Vice President

PACIFIC CMA INTERNATIONAL, LLC

By: /s/Ling Kwok
Name: Ling Kwok
Title: Agent

PARADIGM INTERNATIONAL, INC.
By: /s/Scott Turner
Name: Scott Turner
Title: Vice President

Signature Page to Guaranty(Guarantors)

Accepted:

BHC Interim Funding II, L.P.
By:	BHC Interim Funding Management, L.L.C., its General Partner

By:	BHC Investors II, L.L.C., its Managing Member

By:	GHH Holdings, L.L.C.
/s/Gerald Houghton
By:	Name:	Gerald H. Houghton
	Title:	Managing Member

Signature Page to Guaranty (Guarantors)

HONG KONG, SAR: ss.:

On the ___ day of July in the year 2007 before me, the undersigned, personally appeared Alfred Lam, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity as ______________________ Guarantor (as defined in the within instrument), and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public

HONG KONG, SAR: ss.:

On the ___ day of July in the year 2007 before me, the undersigned, personally appeared Alfred Lam, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity as ______________________ Guarantor (as defined in the within instrument), and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public

HONG KONG, SAR: ss.:

On the ___ day of July in the year 2007 before me, the undersigned, personally appeared Alfred Lam, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity as ______________________ Guarantor (as defined in the within instrument), and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public